Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 19:	SUBSEQUENT EVENTS

a.	On January 22, 2018, the Company signed a letter of intent, or LOI, with a European contract research organization, for the purpose of conducting a phase 3 clinical trial in Europe, planned by the Company to begin prior to the 2018/19 flu season.

Under the LOI, the parties are to enter into a master service agreement and work order related to the performance of a phase 3 trial as soon as possible in order to assess the safety and clinical efficacy of BiondVax’s product candidate M-001, a universal influenza vaccine. The LOI includes an upfront fee payable by the Company of €200,000 for start-up activities, as detailed in the LOI. The LOI continues in effect until the earlier of: (1) the end of the one month period following the execution of the LOI or (2) the execution of the master service agreement, unless extended.

b.	On March 13, 2018, the Company announced the appointment of a contract research organization (CRO) to conduct the first pivotal phase 3 clinical trial of M-001, BiondVax’s universal flu vaccine candidate.

c.	On March 15, 2018, the Company and the CRO executed a master service agreement and work order. According to the master service agreement, the Company undertakes to pay remuneration as well as to reimburse the CRO for costs incurred as a result of the master service agreement and work orders. The master service agreement shall be in effect as of March 8, 2018 for a period of five years or later, if a work order remains in effect, and until such work order’s completion. The first work order which governs the conduct of the Company’s clinical trial in Europe is scheduled for a total period of 32.5 months. The Company has a right to terminate the master service agreement or the work order by giving a 45 days’ notice or in the event of a material breach.